Exhibit 1.1

GENERAL ELECTRIC COMPANY
(“COMPANY”)

DEBT SECURITIES
UNDERWRITING AGREEMENT

May 10, 2017

General Electric Company
41 Farnsworth Street
Boston, MA 02210

Ladies and Gentlemen:

On behalf of the several Underwriters named in Schedule I hereto (the “Underwriters”) and for their respective accounts, we offer to purchase, on and subject to the terms and conditions of, and utilizing terms as defined in, the Underwriting Agreement Standard Provisions (Debt Securities and/or Warrants) dated as of November 21, 2008 (“Standard Provisions”), which is attached hereto, the following securities (“Designated Securities”) on the following terms:

DEBT SECURITIES

€1,750,000,000 0.375% Notes due 2022

Pricing Effective Time:	6:50 PM, London time on May 10, 2017
Pricing Disclosure Material:	Basic Prospectus dated February 29, 2016, Preliminary Prospectus Supplement dated May 10, 2017 and Permitted Free Writing Prospectus dated May 10, 2017, in the aggregate
Indenture:	Senior Note Indenture dated as of October 9, 2012 between General Electric Company and The Bank of New York Mellon, as trustee for the senior debt securities
Title:	0.375% Notes due 2022
Rank:	Senior Unsecured
Aggregate Principal Amount:	€1,750,000,000
Overallotment Option:	None

Interest Rate:	0.375%
Maturity:	May 17, 2022
Interest Payment Date:	May 17 of each year, beginning on May 17, 2018, and on the Maturity date.
Regular Record Date:	The 15th calendar day (whether or not a business day) immediately preceding the related interest payment date.
Day Count Convention:	Actual/Actual (ICMA); Following, Unadjusted
Conversion or Exchange Provisions:	None
Listing Requirements:	The Company intends to apply to list the notes on the New York Stock Exchange
Fixed or Variable Price Offering:	Fixed
If Fixed Price Offering, initial public offering price:	99.743% of the principal amount, plus accrued interest, if any, from May 17, 2017
Purchase Price by Underwriters:	99.418% of the principal amount (€1,739,815,000)
Currency of Denomination:	€
Currency of Payment:	€
Form and Denomination:	The notes will be issued only in registered, book-entry form. One or more global notes will be deposited with a common depositary on behalf of Clearstream Banking, société anonyme and Euroclear Bank S.A./N.V. and registered in the name of the common depositary or its nominee; minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof
Overseas Paying Agents:	The Bank of New York Mellon, London Branch
Optional Redemption:
Make-Whole Redemption:	Prior to April 17, 2022, make-whole redemption at the discount rate of the yield to maturity of comparable German government bond +10 basis points, as described in the Pricing Disclosure Material
Par Redemption:	On or after April 17, 2022, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

Sinking Fund:	None
Method of Payment:	Same day funds
Other Terms:	None
If changes in the Standard Provisions have been agreed to, set forth below:

The opinion referred to in Section 5(b) shall be delivered by Gibson, Dunn & Crutcher LLP.

In connection with the issuance of the Designated Securities, the Company will enter into a paying agency agreement (the “Paying Agency Agreement”) to be dated on or around May 17, 2017, between the Company and The Bank of New York Mellon acting through its London Branch.

The following section shall be added to the opinion referred to in Section 5(c):

“The Paying Agency Agreement has been duly authorized and, when executed and delivered by the parties thereto, will be a valid and binding agreement of the Company, enforceable in accordance with its terms (subject to applicable equitable principles and except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally).”

Davis Polk & Wardwell shall deliver an opinion that the statements in the Prospectus under the caption “United States Tax Considerations,” insofar as they constitute summaries of matters of U.S. federal income and estate tax law and regulation or legal conclusions with respect thereto, fairly present the matters described therein in all material respects.

Notices to the Company pursuant to Section 10 shall be sent to 901 Main Avenue, 5th Floor, Norwalk, CT 06851.

Notices to the Underwriters pursuant to Section 10 shall be sent to:

BNP Paribas

10 Harewood Avenue

London, NW1 6AA

United Kingdom

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London, E14 5LB

United Kingdom

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester Street

London, EC2N 2DB

United Kingdom

HSBC Bank plc

8 Canada Square

London, E14 5HQ

United Kingdom

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London, E14 5JP

United Kingdom

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

Attention: Syndicate Desk
Fax: +44-20-7995-0048

The following section is added to the Standard Provisions: “In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies its clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.”

The following section is added to the Standard Provisions: “As between the Underwriters, the execution of this Underwriting Agreement by all parties hereto will constitute acceptance by each Underwriter of the ICMA Agreement Among Managers New York Version 1 (the “Agreement Among Managers”) subject to any amendment notified to such Underwriter in writing at any time prior to the execution of this Agreement. For purposes of the Agreement Among Managers, references to the “Managers” shall be deemed to refer to the Underwriters, references to the “Lead Manager” shall be deemed to refer to the Representatives, and references to “Settlement Lead Manager” shall be deemed to refer to Merrill Lynch International. As applicable to the Underwriters, Clause 3 of the Agreement Among Managers shall be deemed to be deleted in its entirety and replaced with Section 9 of the Standard Provisions. Except as provided in this Agreement, the Underwriters shall pay their own expenses relating to the transactions contemplated hereunder. Each Underwriter agrees to pay the portion of such expenses represented by such Underwriter’s pro rata share (based on the proportion that the principal amount of Securities set forth opposite each Underwriter’s name in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all Underwriters) of the Securities (with respect to each Underwriter, the “Pro Rata Expenses”).”

The following section is added to the Standard Provisions: “The Company hereby authorizes Merrill Lynch International in its role as stabilizing manager (the “Stabilizing Manager”) to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Commission Regulation (EC) 2273/2003 of the Commission of the European Communities. The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the Designated Securities at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Company and any loss resulting from overallotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Nothing contained in this paragraph shall be construed so as to require the Company to issue in excess of the aggregate principal amount of Designated Securities specified in Schedule I hereto. Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.”

The following section is added to the Standard Provisions: “(a) Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between the parties hereto, each counterparty to a BRRD Party under this Agreement acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledge, accept and agree to be bound by:

(i)       the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of any BRRD Party to it under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(A)       the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(B)       the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant BRRD Party or another person, and the issue to or conferral on it of such shares, securities or obligations;

(C)       the cancellation of the BRRD Liability;

(D)       the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(E)       the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(b)       As used in this Section:

(i)       “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

(ii)       “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

(iii)       “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

(iv)        “BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.

(v)       “BRRD Party” means any Underwriter subject to Bail-in Powers.

(vi)       “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499.

(vii)       “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant BRRD Party.”

In addition to the representations and warranties of the Company contained in Section 1(a) of the Standard Provisions, the following section is added:

“The Company has instituted and maintains policies and procedures designed to prevent violation by the Company and its consolidated affiliates (taken as a whole) of any applicable anti-money laundering, anti-bribery or anti-corruption laws, regulations and rules and any applicable international trade control and economic sanctions.”

The following section is added to Section 3(a) of the Standard Provisions:

“(6) The Company will use its commercially reasonable efforts to list the Designated Securities, subject to notice of issuance, for trading on the New York Stock Exchange.”

The following section is added to Section 3(b) of the Standard Provisions:

“At the Closing Time or as soon as practicable thereafter (and in any event, no later than one week after the Closing Time), each Underwriter shall provide to the Company an executed copy of U.S. Internal Revenue Service Form W-8BEN-E (or any successor form having substantially the same effect) in connection with the payment of any fees or other compensation payable by the Company to such Underwriter in its capacity as an Underwriter in relation to the issuance of the Designated Securities. For the avoidance of doubt, a failure by any Underwriter to provide a form W-8BEN-E to the Company shall not constitute a breach of this Underwriting Agreement by any other Underwriter.”

The following section is added to Section 5 of the Standard Provisions:

“(F) The Representatives shall have received an executed copy of the Paying Agency Agreement.”

€2,000,000,000 0.875% Notes due 2025

Pricing Effective Time:	6:50 PM, London time on May 10, 2017
Pricing Disclosure Material:	Basic Prospectus dated February 29, 2016, Preliminary Prospectus Supplement dated May 10, 2017 and Permitted Free Writing Prospectus dated May 10, 2017, in the aggregate
Indenture:	Senior Note Indenture dated as of October 9, 2012 between General Electric Company and The Bank of New York Mellon, as trustee for the senior debt securities

Title:	0.875% Notes due 2025
Rank:	Senior Unsecured
Aggregate Principal Amount:	€2,000,000,000
Overallotment Option:	None
Interest Rate:	0.875%
Maturity:	May 17, 2025
Interest Payment Date:	May 17 of each year, beginning on May 17, 2018, and on the Maturity date.
Regular Record Date:	The 15th calendar day (whether or not a business day) immediately preceding the related interest payment date.
Day Count Convention:	Actual/Actual (ICMA); Following, Unadjusted
Conversion or Exchange Provisions:	None
Listing Requirements:	The Company intends to apply to list the notes on the New York Stock Exchange
Fixed or Variable Price Offering:	Fixed
If Fixed Price Offering, initial public offering price:	99.006% of the principal amount, plus accrued interest, if any, from May 17, 2017
Purchase Price by Underwriters:	98.616% of the principal amount (€1,972,320,000)
Currency of Denomination:	€
Currency of Payment:	€
Form and Denomination:	The notes will be issued only in registered, book-entry form. One or more global notes will be deposited with a common depositary on behalf of Clearstream Banking, société anonyme and Euroclear Bank S.A./N.V. and registered in the name of the common depositary or its nominee; minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof

Overseas Paying Agents:	The Bank of New York Mellon, London Branch
Optional Redemption:
Make-Whole Redemption:	Prior to February 17, 2025, make-whole redemption at the discount rate of the yield to maturity of comparable German government bond +15 basis points, as described in the Pricing Disclosure Material
Par Redemption:	On or after February 17, 2025, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.
Sinking Fund:	None
Method of Payment:	Same day funds
Other Terms:	None
If changes in the Standard Provisions have been agreed to, set forth below:

The opinion referred to in Section 5(b) shall be delivered by Gibson, Dunn & Crutcher LLP.

In connection with the issuance of the Designated Securities, the Company will enter into a paying agency agreement (the “Paying Agency Agreement”) to be dated on or around May 17, 2017, between the Company and The Bank of New York Mellon acting through its London Branch.

The following section shall be added to the opinion referred to in Section 5(c):

“The Paying Agency Agreement has been duly authorized and, when executed and delivered by the parties thereto, will be a valid and binding agreement of the Company, enforceable in accordance with its terms (subject to applicable equitable principles and except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally).”

Davis Polk & Wardwell shall deliver an opinion that the statements in the Prospectus under the caption “United States Tax Considerations,” insofar as they constitute summaries of matters of U.S. federal income and estate tax law and regulation or legal conclusions with respect thereto, fairly present the matters described therein in all material respects.

Notices to the Company pursuant to Section 10 shall be sent to 901 Main Avenue, 5th Floor, Norwalk, CT 06851.

Notices to the Underwriters pursuant to Section 10 shall be sent to:

BNP Paribas

10 Harewood Avenue

London, NW1 6AA

United Kingdom

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London, E14 5LB

United Kingdom

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester Street

London, EC2N 2DB

United Kingdom

HSBC Bank plc

8 Canada Square

London, E14 5HQ

United Kingdom

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London, E14 5JP

United Kingdom

Merrill Lynch International

2 King Edward Street

London, EC1A 1HQ

United Kingdom

Attention: Syndicate Desk
Fax: +44-20-7995-0048

The following section is added to the Standard Provisions: “In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies its clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.”

The following section is added to the Standard Provisions: “As between the Underwriters, the execution of this Underwriting Agreement by all parties hereto will constitute acceptance by each Underwriter of the ICMA Agreement Among Managers New York Version 1 (the “Agreement Among Managers”) subject to any amendment notified to such Underwriter in writing at any time prior to the execution of this Agreement. For purposes of the Agreement Among Managers, references to the “Managers” shall be deemed to refer to the Underwriters, references to the “Lead Manager” shall be deemed to refer to the Representatives, and references to “Settlement Lead Manager” shall be deemed to refer to Merrill Lynch International. As applicable to the Underwriters, Clause 3 of the Agreement Among Managers shall be deemed to be deleted in its entirety and replaced with Section 9 of the Standard Provisions. Except as provided in this Agreement, the Underwriters shall pay their own expenses relating to the transactions contemplated hereunder. Each Underwriter agrees to pay the portion of such expenses represented by such Underwriter’s pro rata share (based on the proportion that the principal amount of Securities set forth opposite each Underwriter’s name in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all Underwriters) of the Securities (with respect to each Underwriter, the “Pro Rata Expenses”).”

The following section is added to the Standard Provisions: “The Company hereby authorizes Merrill Lynch International in its role as stabilizing manager (the “Stabilizing Manager”) to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Commission Regulation (EC) 2273/2003 of the Commission of the European Communities. The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the Designated Securities at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Company and any loss resulting from overallotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Nothing contained in this paragraph shall be construed so as to require the Company to issue in excess of the aggregate principal amount of Designated Securities specified in Schedule I hereto. Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.”

The following section is added to the Standard Provisions: “(a) Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between the parties hereto, each counterparty to a BRRD Party under this Agreement acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledge, accept and agree to be bound by:

(i)       the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of any BRRD Party to it under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(A)       the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(B)       the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant BRRD Party or another person, and the issue to or conferral on it of such shares, securities or obligations;

(C)       the cancellation of the BRRD Liability;

(D)       the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(E)       the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(b)       As used in this Section:

(i)       “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

(ii)       “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

(iii)       “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

(iv)        “BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.

(v)       “BRRD Party” means any Underwriter subject to Bail-in Powers.

(vi)       “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499.

(vii)       “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant BRRD Party.”

In addition to the representations and warranties of the Company contained in Section 1(a) of the Standard Provisions, the following section is added:

“The Company has instituted and maintains policies and procedures designed to prevent violation by the Company and its consolidated affiliates (taken as a whole) of any applicable anti-money laundering, anti-bribery or anti-corruption laws, regulations and rules and any applicable international trade control and economic sanctions.”

The following section is added to Section 3(a) of the Standard Provisions:

“(6) The Company will use its commercially reasonable efforts to list the Designated Securities, subject to notice of issuance, for trading on the New York Stock Exchange.”

The following section is added to Section 3(b) of the Standard Provisions:

“At the Closing Time or as soon as practicable thereafter (and in any event, no later than one week after the Closing Time), each Underwriter shall provide to the Company an executed copy of U.S. Internal Revenue Service Form W-8BEN-E (or any successor form having substantially the same effect) in connection with the payment of any fees or other compensation payable by the Company to such Underwriter in its capacity as an Underwriter in relation to the issuance of the Designated Securities. For the avoidance of doubt, a failure by any Underwriter to provide a form W-8BEN-E to the Company shall not constitute a breach of this Underwriting Agreement by any other Underwriter.”

The following section is added to Section 5 of the Standard Provisions:

“(F) The Representatives shall have received an executed copy of the Paying Agency Agreement.”

€2,250,000,000 1.500% Notes due 2029

Pricing Effective Time:	6:50 PM, London time on May 10, 2017
Pricing Disclosure Material:	Basic Prospectus dated February 29, 2016, Preliminary Prospectus Supplement dated May 10, 2017 and Permitted Free Writing Prospectus dated May 10, 2017, in the aggregate
Indenture:	Senior Note Indenture dated as of October 9, 2012 between General Electric Company and The Bank of New York Mellon, as trustee for the senior debt securities
Title:	1.500% Notes due 2029
Rank:	Senior Unsecured
Aggregate Principal Amount:	€2,250,000,000
Overallotment Option:	None
Interest Rate:	1.500%
Maturity:	May 17, 2029
Interest Payment Date:	May 17 of each year, beginning on May 17, 2018, and on the Maturity date.
Regular Record Date:	The 15th calendar day (whether or not a business day) immediately preceding the related interest payment date.
Day Count Convention:	Actual/Actual (ICMA); Following, Unadjusted
Conversion or Exchange Provisions:	None
Listing Requirements:	The Company intends to apply to list the notes on the New York Stock Exchange
Fixed or Variable Price Offering:	Fixed
If Fixed Price Offering, initial public offering price:	99.240% of the principal amount, plus accrued interest, if any, from May 17, 2017
Purchase Price by Underwriters:	98.780% of the principal amount (€2,222,550,000)
Currency of Denomination:	€

Currency of Payment:	€
Form and Denomination:	The notes will be issued only in registered, book-entry form. One or more global notes will be deposited with a common depositary on behalf of Clearstream Banking, société anonyme and Euroclear Bank S.A./N.V. and registered in the name of the common depositary or its nominee; minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof
Overseas Paying Agents:	The Bank of New York Mellon, London Branch
Optional Redemption:
Make-Whole Redemption:	Prior to February 17, 2029, make-whole redemption at the discount rate of the yield to maturity of comparable German government bond +20 basis points, as described in the Pricing Disclosure Material
Par Redemption:	On or after February 17, 2029, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.
Sinking Fund:	None
Method of Payment:	Same day funds
Other Terms:	None
If changes in the Standard Provisions have been agreed to, set forth below:

The opinion referred to in Section 5(b) shall be delivered by Gibson, Dunn & Crutcher LLP.

In connection with the issuance of the Designated Securities, the Company will enter into a paying agency agreement (the “Paying Agency Agreement”) to be dated on or around May 17, 2017, between the Company and The Bank of New York Mellon acting through its London Branch.

The following section shall be added to the opinion referred to in Section 5(c):

“The Paying Agency Agreement has been duly authorized and, when executed and delivered by the parties thereto, will be a valid and binding agreement of the Company, enforceable in accordance with its terms (subject to applicable equitable principles and except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally).”

Davis Polk & Wardwell shall deliver an opinion that the statements in the Prospectus under the caption “United States Tax Considerations,” insofar as they constitute summaries of matters of U.S. federal income and estate tax law and regulation or legal conclusions with respect thereto, fairly present the matters described therein in all material respects.

Notices to the Company pursuant to Section 10 shall be sent to 901 Main Avenue, 5th Floor, Norwalk, CT 06851.

Notices to the Underwriters pursuant to Section 10 shall be sent to:

BNP Paribas

10 Harewood Avenue

London, NW1 6AA

United Kingdom

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London, E14 5LB

United Kingdom

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester Street

London, EC2N 2DB

United Kingdom

HSBC Bank plc

8 Canada Square

London, E14 5HQ

United Kingdom

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London, E14 5JP

United Kingdom

Merrill Lynch International

2 King Edward Street

London, EC1A 1HQ

United Kingdom

Attention: Syndicate Desk
Fax: +44-20-7995-0048

The following section is added to the Standard Provisions: “In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies its clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.”

The following section is added to the Standard Provisions: “As between the Underwriters, the execution of this Underwriting Agreement by all parties hereto will constitute acceptance by each Underwriter of the ICMA Agreement Among Managers New York Version 1 (the “Agreement Among Managers”) subject to any amendment notified to such Underwriter in writing at any time prior to the execution of this Agreement. For purposes of the Agreement Among Managers, references to the “Managers” shall be deemed to refer to the Underwriters, references to the “Lead Manager” shall be deemed to refer to the Representatives, and references to “Settlement Lead Manager” shall be deemed to refer to Merrill Lynch International. As applicable to the Underwriters, Clause 3 of the Agreement Among Managers shall be deemed to be deleted in its entirety and replaced with Section 9 of the Standard Provisions. Except as provided in this Agreement, the Underwriters shall pay their own expenses relating to the transactions contemplated hereunder. Each Underwriter agrees to pay the portion of such expenses represented by such Underwriter’s pro rata share (based on the proportion that the principal amount of Securities set forth opposite each Underwriter’s name in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all Underwriters) of the Securities (with respect to each Underwriter, the “Pro Rata Expenses”).”

The following section is added to the Standard Provisions: “The Company hereby authorizes Merrill Lynch International in its role as stabilizing manager (the “Stabilizing Manager”) to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Commission Regulation (EC) 2273/2003 of the Commission of the European Communities. The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the Designated Securities at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Company and any loss resulting from overallotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Nothing contained in this paragraph shall be construed so as to require the Company to issue in excess of the aggregate principal amount of Designated Securities specified in Schedule I hereto. Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.”

The following section is added to the Standard Provisions: “(a) Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between the parties hereto, each counterparty to a BRRD Party under this Agreement acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledge, accept and agree to be bound by:

(i)       the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of any BRRD Party to it under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(A)       the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(B)       the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant BRRD Party or another person, and the issue to or conferral on it of such shares, securities or obligations;

(C)       the cancellation of the BRRD Liability;

(D)       the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(E)       the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(b)       As used in this Section:

(i)       “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

(ii)       “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

(iii)       “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

(iv)        “BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.

(v)       “BRRD Party” means any Underwriter subject to Bail-in Powers.

(vi)       “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499.

(vii)       “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant BRRD Party.”

In addition to the representations and warranties of the Company contained in Section 1(a) of the Standard Provisions, the following section is added:

“The Company has instituted and maintains policies and procedures designed to prevent violation by the Company and its consolidated affiliates (taken as a whole) of any applicable anti-money laundering, anti-bribery or anti-corruption laws, regulations and rules and any applicable international trade control and economic sanctions.”

The following section is added to Section 3(a) of the Standard Provisions:

“(6) The Company will use its commercially reasonable efforts to list the Designated Securities, subject to notice of issuance, for trading on the New York Stock Exchange.”

The following section is added to Section 3(b) of the Standard Provisions:

“At the Closing Time or as soon as practicable thereafter (and in any event, no later than one week after the Closing Time), each Underwriter shall provide to the Company an executed copy of U.S. Internal Revenue Service Form W-8BEN-E (or any successor form having substantially the same effect) in connection with the payment of any fees or other compensation payable by the Company to such Underwriter in its capacity as an Underwriter in relation to the issuance of the Designated Securities. For the avoidance of doubt, a failure by any Underwriter to provide a form W-8BEN-E to the Company shall not constitute a breach of this Underwriting Agreement by any other Underwriter.”

The following section is added to Section 5 of the Standard Provisions: “(F) The Representatives shall have received an executed copy of the Paying Agency Agreement.”

€2,000,000,000 2.125% Notes due 2037

Pricing Effective Time:	6:50 PM, London time on May 17, 2017
Pricing Disclosure Material:	Basic Prospectus dated February 29, 2016, Preliminary Prospectus Supplement dated May 10, 2017 and Permitted Free Writing Prospectus dated May 10, 2017, in the aggregate
Indenture:	Senior Note Indenture dated as of October 9, 2012 between General Electric Company and The Bank of New York Mellon, as trustee for the senior debt securities
Title:	2.125% Notes due 2037
Rank:	Senior Unsecured
Aggregate Principal Amount:	€2,000,000,000
Overallotment Option:	None
Interest Rate:	2.125%
Maturity:	May 17, 2037
Interest Payment Date:	May 17 of each year, beginning on May 17, 2018, and on the Maturity date.
Regular Record Date:	The 15th calendar day (whether or not a business day) immediately preceding the related interest payment date.
Day Count Convention:	Actual/Actual (ICMA); Following, Unadjusted
Conversion or Exchange Provisions:	None
Listing Requirements:	The Company intends to apply to list the notes on the New York Stock Exchange

Fixed or Variable Price Offering:	Fixed
If Fixed Price Offering, initial public offering price:	99.052% of the principal amount, plus accrued interest, if any, from May 17, 2017
Purchase Price by Underwriters:	98.452% of the principal amount (€1,969,040,000)
Currency of Denomination:	€
Currency of Payment:	€
Form and Denomination:	The notes will be issued only in registered, book-entry form. One or more global notes will be deposited with a common depositary on behalf of Clearstream Banking, société anonyme and Euroclear Bank S.A./N.V. and registered in the name of the common depositary or its nominee; minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof
Overseas Paying Agents:	The Bank of New York Mellon, London Branch
Optional Redemption:
Make-Whole Redemption:	Prior to February 17, 2037, make-whole redemption at the discount rate of the yield to maturity of comparable German government bond +20 basis points, as described in the Pricing Disclosure Material
Par Redemption:	On or after February 17, 2037, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.
Sinking Fund:	None
Method of Payment:	Same day funds
Other Terms:	None
If changes in the Standard Provisions have been agreed to, set forth below:

The opinion referred to in Section 5(b) shall be delivered by Gibson, Dunn & Crutcher LLP.

In connection with the issuance of the Designated Securities, the Company will enter into a paying agency agreement (the “Paying Agency Agreement”) to be dated on or around May 17, 2017, between the Company and The Bank of New York Mellon acting through its London Branch.

The following section shall be added to the opinion referred to in Section 5(c):

“The Paying Agency Agreement has been duly authorized and, when executed and delivered by the parties thereto, will be a valid and binding agreement of the Company, enforceable in accordance with its terms (subject to applicable equitable principles and except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally).”

Davis Polk & Wardwell shall deliver an opinion that the statements in the Prospectus under the caption “United States Tax Considerations,” insofar as they constitute summaries of matters of U.S. federal income and estate tax law and regulation or legal conclusions with respect thereto, fairly present the matters described therein in all material respects.

Notices to the Company pursuant to Section 10 shall be sent to 901 Main Avenue, 5th Floor, Norwalk, CT 06851.

Notices to the Underwriters pursuant to Section 10 shall be sent to:

BNP Paribas

10 Harewood Avenue

London, NW1 6AA

United Kingdom

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London, E14 5LB

United Kingdom

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester Street

London, EC2N 2DB

United Kingdom

HSBC Bank plc

8 Canada Square

London, E14 5HQ

United Kingdom

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London, E14 5JP

United Kingdom

Merrill Lynch International

2 King Edward Street

London, EC1A 1HQ

United Kingdom

Attention: Syndicate Desk
Fax: +44-20-7995-0048

The following section is added to the Standard Provisions: “In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies its clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.”

The following section is added to the Standard Provisions: “As between the Underwriters, the execution of this Underwriting Agreement by all parties hereto will constitute acceptance by each Underwriter of the ICMA Agreement Among Managers New York Version 1 (the “Agreement Among Managers”) subject to any amendment notified to such Underwriter in writing at any time prior to the execution of this Agreement. For purposes of the Agreement Among Managers, references to the “Managers” shall be deemed to refer to the Underwriters, references to the “Lead Manager” shall be deemed to refer to the Representatives, and references to “Settlement Lead Manager” shall be deemed to refer to Merrill Lynch International. As applicable to the Underwriters, Clause 3 of the Agreement Among Managers shall be deemed to be deleted in its entirety and replaced with Section 9 of the Standard Provisions. Except as provided in this Agreement, the Underwriters shall pay their own expenses relating to the transactions contemplated hereunder. Each Underwriter agrees to pay the portion of such expenses represented by such Underwriter’s pro rata share (based on the proportion that the principal amount of Securities set forth opposite each Underwriter’s name in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all Underwriters) of the Securities (with respect to each Underwriter, the “Pro Rata Expenses”).”

The following section is added to the Standard Provisions: “The Company hereby authorizes Merrill Lynch International in its role as stabilizing manager (the “Stabilizing Manager”) to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Commission Regulation (EC) 2273/2003 of the Commission of the European Communities. The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the Designated Securities at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Company and any loss resulting from overallotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Nothing contained in this paragraph shall be construed so as to require the Company to issue in excess of the aggregate principal amount of Designated Securities specified in Schedule I hereto. Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.”

The following section is added to the Standard Provisions: “(a) Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between the parties hereto, each counterparty to a BRRD Party under this Agreement acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledge, accept and agree to be bound by:

(i)       the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of any BRRD Party to it under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(A)       the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(B)       the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant BRRD Party or another person, and the issue to or conferral on it of such shares, securities or obligations;

(C)       the cancellation of the BRRD Liability;

(D)       the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(E)       the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(b)       As used in this Section:

(i)       “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

(ii)       “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

(iii)       “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

(iv)        “BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.

(v)       “BRRD Party” means any Underwriter subject to Bail-in Powers.

(vi)       “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499.

(vii)       “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant BRRD Party.”

In addition to the representations and warranties of the Company contained in Section 1(a) of the Standard Provisions, the following section is added:

“The Company has instituted and maintains policies and procedures designed to prevent violation by the Company and its consolidated affiliates (taken as a whole) of any applicable anti-money laundering, anti-bribery or anti-corruption laws, regulations and rules and any applicable international trade control and economic sanctions.”

The following section is added to Section 3(a) of the Standard Provisions:

“(6) The Company will use its commercially reasonable efforts to list the Designated Securities, subject to notice of issuance, for trading on the New York Stock Exchange.”

The following section is added to Section 3(b) of the Standard Provisions:

“At the Closing Time or as soon as practicable thereafter (and in any event, no later than one week after the Closing Time), each Underwriter shall provide to the Company an executed copy of U.S. Internal Revenue Service Form W-8BEN-E (or any successor form having substantially the same effect) in connection with the payment of any fees or other compensation payable by the Company to such Underwriter in its capacity as an Underwriter in relation to the issuance of the Designated Securities. For the avoidance of doubt, a failure by any Underwriter to provide a form W-8BEN-E to the Company shall not constitute a breach of this Underwriting Agreement by any other Underwriter.”

The following section is added to Section 5 of the Standard Provisions:

“(F) The Representatives shall have received an executed copy of the Paying Agency Agreement.”

Name and Address of the Representatives:

BNP Paribas

10 Harewood Avenue

London, NW1 6AA

United Kingdom

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London, E14 5LB

United Kingdom

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester Street

London, EC2N 2DB

United Kingdom

HSBC Bank plc

8 Canada Square

London, E14 5HQ

United Kingdom

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London, E14 5JP

United Kingdom

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

The respective principal amounts of the Designated Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule I hereto.

The provisions of the Standard Provisions are incorporated herein by reference.

The Closing will take place at 10:00 A.M., London time, on May 17, 2017, at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017.

Please signify your acceptance by signing the enclosed response to us in the space provided and returning it to us.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Underwriting Agreement by signing in the space provided below.

Very truly yours,

[signature pages follow]

BNP Paribas

By: /s/ Hugh Pryse-Davies

Name: Hugh Pryse-Davies

Title: Authorised Signatory

By: /s/ Andrew Dow

Name: Andrew Dow

Title: Authorised Signatory

Citigroup Global Markets Limited

By: /s/ Rachel Holdstock

Name: Rachel Holdstock
Director: Delegated Signatory

Deutsche Bank AG, London Branch

By: /s/ Mary Hardgrove

Name: Mary Hardgrove

Title: Managing Director

By: /s/ Anguel Zaprianov

Name:Anguel Zaprianov

Title: Managing Director

HSBC Bank plc

By: /s/ Stuart King

Name: Stuart King

Title: Director

J.P. Morgan Securities plc

By: /s/ Dimis Theodorou

Name: Dimis Theodorou

Title: Executive Director

Merrill Lynch International

By: /s/ Oliver Johnson

Name: Oliver Johnson

Title: Managing Director

Barclays Bank PLC

By: /s/ Sean White

Name: Sean White

Title: Authorised Signatory

Goldman Sachs & Co. LLC

By: /s/ Adam Greene

Name: Adam Greene

Title: Vice President

Morgan Stanley & Co. International plc

By: /s/ Valentino Belgioioso

Name: Valentino Belgioioso

Title: Vice President

Commerzbank Aktiengesellschaft

By: /s/ Volker Happel

Name:Volker Happel

Title: Abteilungsdirektor

By: /s/ Heike Hauser

Name: Heike Hauser

Title: Syndikus

Crédit Agricole Corporate and Investment Bank

By: /s/ Hugues Delafon

Name: Hugues Delafon

Title: Managing Director

By: /s/ Franck Hergault

Name: Franck Hergault

Title: Managing Director

Credit Suisse Securities (Europe) Limited

By: /s/ Scott J. Roose

Name: Scott J. Roose

Title: Managing Director

By: /s/ David Anthony

Name: David Anthony

Title: Authorised Signatory

ING Bank N.V., Belgian Branch

By: /s/ Patrick Wuytens

Name: Patrick Wuytens

Title: Managing Director, Head High Grade Syndicate

By: /s/ Kris Devos

Name: Kris Devos

Title: Manager Director, Head of Debt Syndicate Capital Markets

Mizuho International plc

By: /s/ Guy Reid

Name: Guy Reid

Title: Managing Director

MUFG Securities EMEA plc

By: /s/ Trevor Kemp

Name: Trevor Kemp

Title: Authorised Signatory

RBC Europe Limited

By: /s/ Ivan Browne

Name: Ivan Browne

Title: Duly Authorised Signatory

SMBC Nikko Capital Markets Limited

By: /s/ Bruce Railton

Name: Bruce Railton

Title: General Counsel

Société Générale

By: /s/ Andrew Menzies

Name: Andrew Menzies

Title: Managing Director

Standard Chartered Bank

By: /s/ Spencer Maclean

Name: Spencer Maclean

Title: Head of DCM Europe & Americas

UniCredit Bank AG

By: /s/ Andy Lupo

Name: Andy Lupo

Title: Managing Director

By: /s/ Nick Kim

Name: Nick Kim

Title: Analyst

Wells Fargo Securities International Limited

By: /s/ Louise Li

Name: Louise Li

Title: WFSIL Director

Accepted:

GENERAL ELECTRIC COMPANY

By: /s/ Daniel C. Janki

Name: Daniel C. Janki

Title: Senior Vice President and Treasurer

SCHEDULE I

DEBT SECURITIES

€1,750,000,000 0.375% Notes due 2022
UNDERWRITER	PRINCIPAL AMOUNT
BNP Paribas	195,417,000
Citigroup Global Markets Limited	195,417,000
Deutsche Bank AG, London Branch	195,417,000
HSBC Bank plc	195,417,000
J.P. Morgan Securities plc	195,416,000
Merrill Lynch International	195,416,000
Barclays Bank PLC	122,500,000
Goldman Sachs & Co. LLC	122,500,000
Morgan Stanley & Co. International plc	122,500,000
Commerzbank Aktiengesellschaft	17,500,000
Crédit Agricole Corporate and Investment Bank	17,500,000
Credit Suisse Securities (Europe) Limited	17,500,000
ING Bank N.V., Belgian branch	17,500,000
Mizuho International plc	17,500,000
MUFG Securities EMEA plc	17,500,000
RBC Europe Limited	17,500,000
SMBC Nikko Capital Markets Limited	17,500,000
Société Générale	17,500,000
Standard Chartered Bank	17,500,000
UniCredit Bank AG	17,500,000
Wells Fargo Securities International Limited	17,500,000
Total:	1,750,000,000

€2,000,000,000 0.875% Notes due 2025
UNDERWRITER	PRINCIPAL AMOUNT
BNP Paribas	223,334,000
Citigroup Global Markets Limited	223,334,000
Deutsche Bank AG, London Branch	223,333,000
HSBC Bank plc	223,333,000
J.P. Morgan Securities plc	223,333,000
Merrill Lynch International	223,333,000
Barclays Bank PLC	140,000,000
Goldman Sachs & Co. LLC	140,000,000
Morgan Stanley & Co. International plc	140,000,000
Commerzbank Aktiengesellschaft	20,000,000
Crédit Agricole Corporate and Investment Bank	20,000,000
Credit Suisse Securities (Europe) Limited	20,000,000
ING Bank N.V., Belgian branch	20,000,000
Mizuho International plc	20,000,000
MUFG Securities EMEA plc	20,000,000
RBC Europe Limited	20,000,000
SMBC Nikko Capital Markets Limited	20,000,000
Société Générale	20,000,000
Standard Chartered Bank	20,000,000
UniCredit Bank AG	20,000,000
Wells Fargo Securities International Limited	20,000,000
Total:	2,000,000,000

€2,250,000,000 1.500% Notes due 2029
UNDERWRITER	PRINCIPAL AMOUNT
BNP Paribas	251,250,000
Citigroup Global Markets Limited	251,250,000
Deutsche Bank AG, London Branch	251,250,000
HSBC Bank plc	251,250,000
J.P. Morgan Securities plc	251,250,000
Merrill Lynch International	251,250,000
Barclays Bank PLC	157,500,000
Goldman Sachs & Co. LLC	157,500,000
Morgan Stanley & Co. International plc	157,500,000
Commerzbank Aktiengesellschaft	22,500,000
Crédit Agricole Corporate and Investment Bank	22,500,000
Credit Suisse Securities (Europe) Limited	22,500,000
ING Bank N.V., Belgian branch	22,500,000
Mizuho International plc	22,500,000
MUFG Securities EMEA plc	22,500,000
RBC Europe Limited	22,500,000
SMBC Nikko Capital Markets Limited	22,500,000
Société Générale	22,500,000
Standard Chartered Bank	22,500,000
UniCredit Bank AG	22,500,000
Wells Fargo Securities International Limited	22,500,000
Total:	2,250,000,000

€2,000,000,000 2.125% Notes due 2037
UNDERWRITER	PRINCIPAL AMOUNT
BNP Paribas	223,334,000
Citigroup Global Markets Limited	223,334,000
Deutsche Bank AG, London Branch	223,333,000
HSBC Bank plc	223,333,000
J.P. Morgan Securities plc	223,333,000
Merrill Lynch International	223,333,000
Barclays Bank PLC	140,000,000
Goldman Sachs & Co. LLC	140,000,000
Morgan Stanley & Co. International plc	140,000,000
Commerzbank Aktiengesellschaft	20,000,000
Crédit Agricole Corporate and Investment Bank	20,000,000
Credit Suisse Securities (Europe) Limited	20,000,000
ING Bank N.V., Belgian branch	20,000,000
Mizuho International plc	20,000,000
MUFG Securities EMEA plc	20,000,000
RBC Europe Limited	20,000,000
SMBC Nikko Capital Markets Limited	20,000,000
Société Générale	20,000,000
Standard Chartered Bank	20,000,000
UniCredit Bank AG	20,000,000
Wells Fargo Securities International Limited	20,000,000
Total:	2,000,000,000

SCHEDULE II

Attached Permitted Free Writing Prospectus: The only such prospectus is identified below and attached substantially in the form hereto:

Pricing Term Sheet dated May 10, 2017

(to Preliminary Prospectus Supplement dated May 10, 2017)

General Electric Company

Filed Pursuant to Rule 433

Dated May 10, 2017

Registration Statement: 333-209821

PRICING TERM SHEET

General Electric Company

May 10, 2017

€1,750,000,000 0.375% Notes due 2022

€2,000,000,000 0.875% Notes due 2025

€2,250,000,000 1.500% Notes due 2029

€2,000,000,000 2.125% Notes due 2037

Issuer:	General Electric Company
Trade Date:	May 10, 2017
Settlement Date:	May 17, 2017 (T+5)
Title:	0.375% Notes due 2022	0.875% Notes due 2025	1.500% Notes due 2029	2.125% Notes due 2037
Expected Ratings*:	[Omitted]	[Omitted]	[Omitted]	[Omitted]
Principal Amount:	€1,750,000,000	€2,000,000,000	€2,250,000,000	€2,000,000,000
Maturity Date:	May 17, 2022	May 17, 2025	May 17, 2029	May 17, 2037
Coupon:	0.375%	0.875%	1.500%	2.125%
Benchmark Mid Swaps:	5-year mid-swap rate	8-year mid-swap rate	12-year mid-swap rate	20-year mid-swap rate
Mid Swaps Yield:	0.227%	0.605%	1.020%	1.384%
Spread to Mid Swaps:	+20 basis points	+40 basis points	+55 basis points	+80 basis points
Benchmark Security:	OBL 0.000% 04/08/2022 #175	DBR 0.500% 02/15/2025	DBR 0.250% 02/15/2027	DBR 4.000% 01/04/2037
Benchmark Security Price and Yield:	101.47 (-0.297%)	103.065 (0.103%)	98.37 (0.421%)	154.94 (0.928%)
Spread to Benchmark Security:	+72.4 basis points	+90.2 basis points	+114.9 basis points	+125.6 basis points
Yield to Maturity:	0.427%	1.005%	1.570%	2.184%
Optional Redemption:

Prior to April 17, 2022, make-whole redemption at the discount rate of comparable German government bond +10 basis points.

On or after April 17, 2022, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

Prior to February 17, 2025, make-whole redemption at the discount rate of comparable German government bond +15 basis points.

On or after February 17, 2025, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

Prior to February 17, 2029, make-whole redemption at the discount rate of comparable German government bond +20 basis points.

On or after February 17, 2029, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

Prior to February 17, 2037, make-whole redemption at the discount rate of comparable German government bond +20 basis points.

On or after February 17, 2037, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

Price to Public:	99.743% of principal amount	99.006% of principal amount	99.240% of principal amount	99.052% of principal amount
Underwriting Discount:	32.5 bps	39 bps	46 bps	60 bps
Proceeds (before expenses) to Issuer:	€ 1,739,815,000	€ 1,972,320,000	€ 2,222,550,000	€ 1,969,040,000
Interest Payment Date(s):	May 17 of each year	May 17 of each year	May 17 of each year	May 17 of each year
First Interest Payment Date:	May 17, 2018	May 17, 2018	May 17, 2018	May 17, 2018
Bookrunners:	BNP Paribas
Citigroup Global Markets Limited
Deutsche Bank AG, London Branch
HSBC Bank plc
J.P. Morgan Securities plc
Merrill Lynch International
Barclays Bank PLC
Goldman Sachs & Co. LLC
Morgan Stanley & Co. International plc
Co-Managers:

Commerzbank Aktiengesellschaft

Crédit Agricole Corporate and Investment Bank

Credit Suisse Securities (Europe) Limited

ING Bank N.V., Belgian Branch

Mizuho International plc

MUFG Securities EMEA plc

RBC Europe Limited

SMBC Nikko Capital Markets Limited

Société Générale

Standard Chartered Bank

UniCredit Bank AG

Wells Fargo Securities International Limited

Listing:	The Company intends to apply to list the notes on the New York Stock Exchange.
Day Count Convention:	Actual/Actual; (ICMA); Following, Unadjusted	Actual/Actual (ICMA); Following, Unadjusted	Actual/Actual (ICMA); Following, Unadjusted	Actual/Actual (ICMA); Following, Unadjusted
Business Days:	TARGET2, New York and London
Law:	New York
Stabilization:	Stabilization/FCA
CUSIP / ISIN / Common Code:	369604 BR3 / XS1612542669 / 161254266	369604 BS1 / XS1612542826 / 161254282	369604 BT9 / XS1612543121 / 161254312	369604 BU6 / XS1612543394 / 161254339

* Note: A securities rating is not a recommendation to buy, sell or hold securities, and may be subject to change or withdrawal at any time.

We expect that delivery of the notes will be made against payment therefor on or about May 17, 2017, which will be the fifth business day following the date of pricing of the notes (such settlement cycle being herein referred to as “T+5”). Pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes earlier than the third business day prior to the date of settlement will be required, by virtue of the fact that the notes initially will settle T+5, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of notes who wish to trade notes earlier than the third business day prior to the date of settlement should consult their own advisor.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or the underwriters participating in the offering will arrange to send you the prospectus if you request it by calling BNP Paribas toll-free at 1-800-854-5674, Citigroup Global Markets Limited toll-free at 1-800-831-9146, Deutsche Bank AG, London Branch toll-free at 1-800-503-4611, HSBC Bank plc at 1-866-811-8049, J.P. Morgan Securities plc at +44-20-7134-2468, Merrill Lynch International at 1-800-294-1322, Barclays Bank PLC at 1-888-603-5847, Goldman Sachs & Co. LLC at 1-866-471-2526, or Morgan Stanley & Co. International plc at 1-866-718-1649.